UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2018

Date of reporting period:  February 28, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

February 28, 2018

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	11

STATEMENT OF ASSETS AND LIABILITIES	16

STATEMENT OF OPERATIONS	17

STATEMENTS OF CHANGES IN NET ASSETS	18

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	22

NOTICE OF PRIVACY POLICY & PRACTICES	29

ADDITIONAL INFORMATION	30

Dear Shareholders,

The Fund returned 6.51% for the six months ended February 28, 2018 versus the Russell 2000 Value Total Return Index which returned 5.09%.

Volatility returned from its year-long Sabbatical during February 2018 to remind investors that stocks can move lower as well as higher. Strong equity performance in January 2018 was followed by declines during the next two months that resulted in the first negative performance by the S&P 500 Index for a calendar quarter since the third quarter of 2015.

The Fund performance during January 2018 was slightly negative -0.50% vs. 1.23% for the Russell 2000 Value Total Return Index, and in February 2018 the Fund returned -5.80% vs. -5.00% for the Russell 2000 Value Total Return Index. We believe that in spite of the Fund’s underperformance in January and February, the market has entered into a period that has and will continue to favor the type of value small and micro cap stocks the Fund owns.

This is a continuation of the rotation back to value as part of the normalization of monetary policy and rising interest rates.  The eight-year period of easy capital has come to an end, and highly leveraged companies, specifically those who have floating rate debt on their books, will likely find it harder to compete with the Fund’s “Fortress Balance Sheet” zero-to-low-debt companies.  We will continue to remind our Shareholders that well over 40% of the stocks in the Russell 2000 Value Total Return Index are highly leveraged, and we believe that “accounting gravity” has returned to the markets, which benefited the Fund’s overall performance for the six months ended February 28, 2018.

January’s strong positive index and market performance could be attributed to a continuation of the Trump tax plan rally that began in December 2017.  The fiscal stimulus from the tax cuts is expected to catalyze business investment and the accompanying economic growth.  Tighter Fed policy and rising interest rates were interpreted by many market participants as an indication that this was occurring, encouraging investors to drive stock prices higher.  The significant, but short-lived, correction in February 2018 could be blamed on higher-than-expected inflation data amidst an improving economic and employment landscape, spooking bond investors.  Interest rates moved too high, too fast, helping to trigger a huge spike in the equity volatility index.  The markets violently declined but quickly recovered much of their losses.

The U.S. Federal Reserve is in the process of reversing the extraordinary monetary policies that it initiated in December 2008 to combat the Great Recession.  The Fed is expected to begin to allow the bonds that it purchased in its Quantitative Easing program to mature without replacing them, reducing the size of its holdings.  The Federal Reserve also is slowly raising interest rates to levels that are more appropriate for this stage of an economic cycle.  We believe that this transition is creating a great deal of uncertainty in the financial markets.  If Quantitative Easing supported financial asset prices, it would be logical to assume that unwinding it would have the opposite effect.  Since Quantitative Easing had never been tried before, no one knows how reversing the process will impact the markets.  We are at the beginning of the end of a grand monetary experiment.

Investors face a unique investment environment with no historical precedent. We suspect that this is one of the reasons for the intense daily and intra-day volatility that recently has affected the equity market.  The inability of investors to ascertain the ultimate impact of the end of the Federal Reserve’s unprecedented policies appears to have made them extremely sensitive to the day-to-day flow of new information.  A single economic data point, news story or Trumpian tweet can send the equity market careening higher or spiraling lower. A high level of uncertainty surrounding the directional change in monetary policy appears to amplify the impact of this type of additional information. This probably will continue until investors become more certain about the eventual impact of the end of Quantitative Easing.  For this reason, we continue to believe that positioning the Fund defensively will be beneficial as the year continues to unfold.

Our conclusion is the same as it was in our previous shareholder letters. We believe that controlling risk is more important than trying to maximize return in the current investment environment, and therefore we are comfortable maintaining our conservative investment stance.

This shift to value and quality is providing the Fund with a tailwind, and we believe we have entered into a period where the market uncertainty and volatility will favor active management.  We maintain our position that controlling risk is important; our focus on quality and value-based active processes did well during the first six months of the Fund’s fiscal year, and as of this writing that has continued.

Fund Performance

For the six months ended February 28, 2018, the Morgan Dempsey Small/Micro Cap Value Fund returned 6.51% vs. the Russell 2000 Value Total Return Index which returned 5.09%.

Issue Specific

The following were our strongest performing companies and our weakest performing companies for the Fund for the six months ended February 28, 2018:

Top 3 Contributors for the six months ended February 28, 2018:

TWIN Twin Disc, Inc.	Industrials: Engines & Transmissions

Twin Disc, Inc. engages in the manufacturing and sale of marine and heavy-duty off-highway power transmission equipment. It operates through the Manufacturing and Distribution segments. According to the company, “It is obvious that conditions have improved for Twin Disc. The North American pressure pumping fleet continued to add horsepower both through new rig construction and overhauls of ideal equipment. However, we also saw a widespread demand in aftermarket parts for all of our products”. Other products that saw improved demand were higher horsepower hydraulic power take-offs and marine transmissions. The company’s backlog continues to grow, and the efficiency programs they enacted in the past are beginning to payoff.

Cabot Microelectronics Corporation	Materials: Electronic Materials

Cabot Microelectronics Corporation is headquartered in Aurora, Illinois, and is the world’s leading supplier of chemical mechanical planarization (CMP) polishing slurries used in semiconductor manufacturing, and second largest CMP pads supplier to the semiconductor industry. The company’s products play a critical role in the production of advanced semiconductor devices, helping to enable the manufacture of smaller, faster and more complex devices by its customers.  Over the last six months, Cabot has reported strong revenue and earnings per share growth. The company has continued to see significant revenue growth and demand for their CMP slurries for polishing tungsten, dielectrics slurries, and CMP pads. The company is well positioned and optimistic that this momentum will carry forward.

MSA Safety, Inc.	Industrials: Safety Clothing and Equipment

MSA Safety, Inc. develops, manufactures, and supplies safety products that protect people and facility infrastructures in North America, Europe, and internationally. The company continued to see strong demand for their newest product, the G1 self-contained breathing apparatus (SCBA). The company has rebounded due to an increase in oil/gas prices.

Bottom 3 Contributors for the six months ended February 28, 2018:

Weis Markets, Inc.	Consumer Staples: Grocery Retail

Weis Markets, Inc. engages in the ownership and operation of 204 retail food stores in the Mid-Atlantic region of the United States. The recent announcement of the acquisition of Whole Foods by Amazon rocked the grocery store industry. While we think this could potentially pose a threat to other grocery store retailers, it will take a while before the effects are felt. We also believe that Weis is well positioned to be somewhat protected from an Amazon type threat. The company offers an online shopping experience currently with plans to expand it in the future.

Gorman Rupp Company	Industrials: Pumps & Pumping Equipment

The Gorman-Rupp Company engages in the design, manufacture, and global marketing of pumps and pump systems for use in diverse water, wastewater, construction, dewatering, industrial, petroleum, original equipment, agriculture, fire protection, heating, ventilating, and air conditioning, military and other liquid-handling applications. Gorman’s share price climbed before earnings and shares pulled back slightly after the earnings announcement. There was nothing significant to note.

Ampco-Pittsburgh Corporation	Industrials: Metal Fabrication

Ampco-Pittsburgh Corporation manufactures and sells custom-designed engineering products. It operates through Forged & Cast Engineered Products and Air & Liquid Processing segments. Ampco announced mostly positive earnings during the quarter, but expenses due to their acquisition of Akers AB, early termination of their credit facility, and foreign exchange losses all impacted earnings.

Sector Performance:

The following were our strongest performing sectors and our weakest performing sectors for the six months ended February 28, 2018:

Top 3 Performing Sectors:

Real Estate – The sector declined, and the Fund has zero exposure
Utilities – The sector declined, and the Fund has zero exposure
Information Technology – The sector declined and the Fund has very little exposure

Bottom 3 Performing Sectors:

Consumer Discretionary
Materials
Consumer Staples

Perspective and Outlook:

World economies and the U.S. economy have continued to improve.  As we reported in our semi-annual shareholder letter, there is an optimism at our companies as they exit the long period of uncertainty and hesitancy that plagued the markets for many years. We continue to be bullish that small-cap value will outperform growth and large caps, and that cyclicals will outperform defensives. We do see a period of lower than historical returns for equities, which should advantage active management versus the index.  With rising interest rates, the large amount of companies in the Russell 2000 Value Total Return Index that have no earnings, who are highly leveraged, we continue to believe, will mean a period of outperformance of quality value stocks, active management, and the Fund.

Therefore, Morgan Dempsey believes an investment discipline that requires “fortress balance sheets,” strong cash flow characteristics, low debt, and self-funding organic growth is preferable at this juncture (and always) to holding companies laden with debt and plagued by refinancing risk.

As always, we believe our pursuit of companies with strong competitive characteristics, strong “fortress” balance sheets combined with our preference for Founder/Owner Operator run businesses we believe offers the Fund an additional level of protection if the economy weakens or there is a sharp correction in the equity markets. Our emphasis on dynamic, strong business models and market leaders who are focused on organic growth through new product development should allow us to continue to participate in up markets. We remain fully invested and confident that we can achieve our goal of outperforming our benchmark over full market cycles.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor Investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and microcap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, exchange-traded funds (“ETFs”) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio. The Fund’s use of derivatives could cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Value Total Return Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Standard & Poor’s 500 Index (S&P 500) is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large-cap universe, made up of companies selected by economists. The S&P 500 is a market value weighted index and one of the common benchmarks for the U.S. stock market; other S&P indexes include small-cap companies with market capitalization between $300 million and $2 billion and an index of mid-cap companies. Investment products based on the S&P 500 include index funds, and exchange-traded funds are available to investors.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/17 – 2/28/18).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/17	2/28/18	9/1/17 – 2/28/18*
Actual	$1,000.00	$1,065.10	$6.66
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.35	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of February 28, 2018 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of February 28, 2018

			Since Inception
	One Year	Five Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	5.84%	7.65%	7.41%
Russell 2000® Value
Total Return Index	2.96%	10.59%	9.99%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Total Return Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS – 97.05%

Adhesives, Coatings, Sealants & Paints – 0.71%
CSW Industrials, Inc. (a)	3,405	$156,119

Aerospace/Defense – 2.90%
Cubic Corp.	5,096	312,894
Espey Manufacturing & Electronics Corp.	6,077	163,957
SIFCO Industries, Inc. (a)	31,660	158,300
		635,151

Agriculture & Dairy Farms – 1.20%
Cal-Maine Foods, Inc. (a)	6,177	263,140

Ammunition & Explosive Ordnance – 1.34%
National Presto Industries, Inc.	3,227	293,012

Athletic Sporting Goods – 1.40%
Johnson Outdoors, Inc. – Class A	4,965	306,043

Building Products & Supply – 3.55%
Apogee Enterprises, Inc.	6,915	298,313
Insteel Industries, Inc.	7,320	206,717
Simpson Manufacturing Co, Inc.	4,940	273,281
		778,311

Casinos & Gaming – 1.52%
Monarch Casino & Resort, Inc. (a)	7,861	331,970

Chemicals – 0.65%
Oil-Dri Corp. of America	3,956	142,653

Chemicals – Specialty – 0.58%
Hawkins, Inc.	3,769	126,262

Cinema Theater Exhibitors – 4.90%
Marcus Corp.	39,854	1,076,057

Commercial Banks – Community – 8.35%
Ames National Corp.	8,260	219,303
Auburn National Bancorporation, Inc.	6,324	228,170
Bar Harbor Bankshares	7,950	215,445
Eagle Bancorp Montana, Inc.	8,973	177,665
First of Long Island Corp.	7,447	202,917
German American Bancorp, Inc.	11,081	367,115

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2018 (Unaudited)

	Shares	Value

Commercial Banks – Community – 8.35% (Continued)
Hingham Institution for Savings	1,418	$283,614
Nicolet Bankshares, Inc. (a)	2,491	134,688
		1,828,917

Commercial Vehicles Manufacturing – 0.48%
Wabash National Corp.	4,815	105,208

Construction & Engineering Services – 5.16%
Granite Construction, Inc.	19,464	1,130,858

Construction & Mining Machinery – 1.70%
Astec Industries, Inc.	6,321	372,307

Containers – Metal, Glass & Plastic – 1.31%
AptarGroup, Inc.	3,202	286,323

Crane Hoist & Chains – 1.04%
Columbus McKinnon Corp.	6,443	228,727

Electrical Power Equipment & Grid Infrastructure – 2.39%
MYR Group, Inc. (a)	10,862	351,386
Powell Industries, Inc.	6,534	174,001
		525,387

Electronic Circuit Board – 1.11%
Kimball Electronics, Inc. (a)	13,984	242,622

Electronic Equipment & Instruments – 1.23%
Badger Meter, Inc.	5,673	270,035

Engines & Transmissions – 1.89%
Twin Disc, Inc. (a)	17,286	413,481

Fork Trucks & Lifts – 1.18%
Hyster-Yale Materials Handling, Inc. – Class A	3,629	258,349

Grocery Retail – 3.98%
Weis Markets, Inc.	23,402	872,193

Guns & Accessories – 3.87%
Sturm, Ruger & Co., Inc.	19,703	848,214

Health Care – Equipment – 4.28%
ICU Medical, Inc. (a)	1,371	317,044

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2018 (Unaudited)

	Shares	Value

Health Care – Equipment – 4.28% (Continued)
Merit Medical Systems, Inc. (a)	5,993	$272,682
Utah Medical Products, Inc.	3,910	346,816
		936,542

Health Care – Supplies – 0.95%
Atrion Corp.	355	209,060

Health Safety & Protective Supply – 4.99%
Lakeland Industries, Inc. (a)	10,470	137,681
MSA Safety, Inc.	11,851	955,546
		1,093,227

Home Furniture – 1.21%
Hooker Furniture Corp.	7,110	265,558

Homebuilders – Single Family Home Construction – 0.71%
M/I Homes, Inc. (a)	5,330	154,837

Insurance – Property/Casualty – 0.99%
Baldwin & Lyons, Inc. – Class B	4,768	107,995
United Fire Group, Inc.	2,470	109,866
		217,861

Laboratories Equipment & Furniture – 0.42%
Kewaunee Scientific Corp.	3,127	93,028

Meat, Poultry & Fish – 0.98%
Sanderson Farms, Inc.	1,738	214,035

Metal Fabrication – 0.48%
Ampco-Pittsburgh Corp. (a)	10,415	106,233

Metal Pipelines & Tubes – 1.31%
Northwest Pipe Co. (a)	6,445	112,981
Synalloy Corp.	12,509	171,373
		284,354

Oil & Gas Drilling Equipment – 1.84%
Dril-Quip, Inc. (a)	6,383	287,554
Gulf Island Fabrication, Inc.	13,926	114,890
		402,444

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2018 (Unaudited)

	Shares	Value

Oil & Gas Exploration/Production – 1.31%
Unit Corp. (a)	14,953	$286,499

Oil & Gas Field Services – 1.91%
Keane Group, Inc. (a)	11,560	179,758
Oil States International, Inc. (a)	2,940	72,324
RPC, Inc.	8,511	167,156
		419,238

Packaged Foods – 5.12%
Flowers Foods, Inc.	9,367	194,272
J & J Snack Foods Corp.	6,903	927,279
		1,121,551

Pollution & Waste Control – 0.57%
Perma-Pipe International Holdings, Inc. (a)	14,279	125,655

Pumps & Pumping Equipment – 4.94%
Franklin Electric Co, Inc.	2,618	102,495
Gorman-Rupp Co.	36,614	976,861
		1,079,356

Rail Road Equipment & Rolling Stock – 0.49%
FreightCar America, Inc. (a)	7,237	107,035

Research Publishing – 0.32%
Value Line, Inc.	3,771	70,065

Retail – Apparel – 0.42%
Duluth Holdings, Inc. – Class B (a)	5,428	91,299

Retail – Specialty – 0.85%
Buckle, Inc.	5,959	125,437
Zumiez, Inc. (a)	3,063	60,341
		185,778

RV, Motor Home & Trailer – 0.94%
Thor Industries, Inc.	1,602	206,658

Semiconductor Chemicals & Supply – 3.73%
Cabot Microelectronics Corp.	2,856	291,026
KMG Chemicals, Inc.	6,321	379,070
Park Electrochemical Corp.	8,700	148,074
		818,170

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2018 (Unaudited)

	Shares	Value

Semiconductor Equipment – 1.50%
MKS Instruments, Inc.	2,955	$329,040

Structural Metal, Plate Work, & Sheet Metal – 1.80%
LB Foster Co. – Class A (a)	15,115	395,257

Tools & Hardware – 0.15%
LS Starrett Co. – Class A	3,785	32,173

Tow Truck & Wreckers – 0.64%
Miller Industries, Inc.	5,754	140,110

Trucking FTL/LTL – 0.90%
Marten Transport Ltd.	9,133	197,729

Valves, Fluid Power & Control Equipment – 0.86%
Graham Corp.	9,338	188,721
TOTAL COMMON STOCKS (Cost $19,037,475)		$21,262,852

SHORT-TERM INVESTMENTS – 2.98%

Money Market Funds – 2.98%
STIT-Treasury Obligations Portfolio, Institutional Class, 1.310% (b)	653,741	653,741
TOTAL SHORT-TERM INVESTMENTS (Cost $653,741)		653,741

Total Investments (Cost $19,691,216) – 100.03%		21,916,593
Liabilities in Excess of Other Assets – (0.03%)		(5,822)
TOTAL NET ASSETS – 100.00%		$21,910,771

(a)	Non-income producing security.
(b)	Seven day yield as of February 28, 2018.

Industry classifications are determined by Morgan Dempsey Capital Management, LLC and may reference data from sources such as Global Industry Classification Standard (GICS). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

February 28, 2018 (Unaudited)

Assets
Investments, at value (cost $19,691,216)	$21,916,593
Dividends and interest receivable	39,321
Receivable for Fund shares sold	1,500
Other assets	11,945
Total Assets	21,969,359

Liabilities
Payable for investments purchased	21,408
Payable to affiliates	18,385
Payable to Adviser	7,982
Accrued expenses and other liabilities	10,813
Total Liabilities	58,588
Net Assets	$21,910,771

Net Assets Consist of:
Paid-in capital	$24,021,385
Accumulated undistributed net investment income	44,349
Accumulated net realized loss	(4,380,340)
Net unrealized appreciation on investments	2,225,377
Net Assets	$21,910,771

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,466,253

Net asset value, redemption price and offering price per share(1)	$14.94

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Six Months Ended February 28, 2018 (Unaudited)

Investment Income
Dividend income	$188,296
Interest income	3,031
Total Investment Income	191,327

Expenses
Management fees	124,328
Administration fees	20,002
Transfer agent fees and expenses	14,413
Fund accounting fees	14,299
Federal and state registration fees	9,782
Legal fees	8,810
Audit and tax fees	8,476
Chief Compliance Officer fees	3,982
Trustees’ fees	3,571
Custody fees	3,051
Reports to shareholders	2,573
Other expenses	2,204
Total Expenses	215,491
Less waivers and reimbursements by Adviser (Note 4)	(68,513)
Net Expenses	146,978

Net Investment Income	44,349

Realized and Unrealized Gain on Investments
Net realized gain from investments	511,989
Change in net unrealized appreciation on investments	829,648
Net Realized and Unrealized Gain on Investments	1,341,637
Net Increase in Net Assets from Operations	$1,385,986

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2018	Year Ended
	(Unaudited)	August 31, 2017
From Operations
Net investment income	$44,349	$23,280
Net realized gain from investments	511,989	906,564
Net change in unrealized
appreciation on investments	829,648	1,329,382
Net increase in net assets from operations	1,385,986	2,259,226

From Distributions
Net investment income	(23,030)	(64,096)
Net decrease in net assets resulting
from distributions paid	(23,030)	(64,096)

From Capital Share Transactions
Proceeds from shares sold	1,848,747	5,146,248
Net asset value of shares issued to shareholders
in payment of distributions declared	3,015	9,584
Costs for shares redeemed(1)	(2,042,476)	(3,958,516)
Net increase (decrease) in net assets
from capital share transactions	(190,714)	1,197,316

Total Increase in Net Assets	1,172,242	3,392,446

Net Assets:
Beginning of period	20,738,529	17,346,083
End of period	$21,910,771	$20,738,529

Accumulated Undistributed Net Investment Income	$44,349	$23,030

(1)	Net of redemption fees of $0 and $204 for the period ended February 28, 2018 and year ended August 31, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Six Months Ended
February 28, 2018
(Unaudited)
Net Asset Value, Beginning of Year/Period	$14.04

Income from investment operations:
Net investment income(1)	0.03
Net realized and unrealized gain (loss) on investments	0.89
Total from investment operations	0.92

Less distributions paid:
From net investment income	(0.02)
From net realized gain on investments	—
Total distributions paid	(0.02)
Paid-in capital from redemption fees (Note 2)	—
Net Asset Value, end of Year/Period	$14.94
Total Return(3)	6.51%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$21,911
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.91%
After waiver and expense reimbursement(4)	1.30%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	(0.22)%
After waiver and expense reimbursement(4)	0.39%
Portfolio turnover rate(3)	8.88%

(1)	Per share net investment income has been calculated using the daily average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
The ratio of expenses to average net assets includes interest expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expenses were 2.13% and 1.30% and 1.57% and 1.30% for the years ended August 31, 2016 and August 31, 2015, respectively.

(6)	Includes a voluntary waiver by U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. which amounted to 0.53% of the total waiver.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights (Continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

Year Ended August 31,
2017	2016		2015		2014		2013
$12.46	$11.56		$13.79		$12.30		$10.20

0.02	0.05		0.05		0.02		0.07
1.61	0.93		(1.52)		1.63		2.29
1.63	0.98		(1.47)		1.65		2.36

(0.05)	(0.08)		(0.04)		(0.00	)(2)	(0.17)
—	—		(0.72)		(0.16)		(0.09)
(0.05)	(0.08)		(0.76)		(0.16)		(0.26)
0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
$14.04	$12.46		$11.56		$13.79		$12.30
13.03%	8.55%		(11.04)%		13.43%		23.64%

$20,739	$17,346		$27,398		$90,274		$18,110

2.03%	2.14	%(5)	1.58	%(5)	1.59%		3.42%
1.30%	1.31	%(5)	1.31	%(5)	1.30%		1.30	%(6)

(0.61)%	(0.38)%		0.12%		(0.13)%		(1.52)%
0.12%	0.45%		0.39%		0.16%		0.60	%(6)
23.85%	16.66%		7.83%		13.87%		37.76%

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
February 28, 2018 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2018 (Unaudited)

fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield method.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2018:

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$21,262,852	$—	$—	$21,262,852
Short-Term Investments	653,741	—	—	653,741
Total Investments
in Securities	$21,916,593	$—	$—	$21,916,593

(1)	See the Schedule of Investments for industry classifications.

During the six months ended February 28, 2018, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers at the end of the reporting period.

The Fund held no Level 3 securities during the six months ended February 28, 2018. The Fund did not hold any financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year ended August 31, 2017, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2014.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2018 (Unaudited)

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund did not collect any redemption fees during the six months ended February 28, 2018.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out “FIFO” method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	August 31, 2017	August 31, 2016
Ordinary Income	$64,096	$126,967

As of August 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$19,760,320
Gross tax unrealized appreciation	4,040,506
Gross tax unrealized depreciation	(3,049,645)
Net tax unrealized appreciation	$990,861
Undistributed ordinary income	23,030
Undistributed long-term capital gain	—
Total distributable earnings	$23,030
Other accumulated loss	(4,487,461)
Total accumulated loss	$(3,473,570)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2018 (Unaudited)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At August 31, 2017, the Fund had the following short-term and long-term capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended August 31, 2017.

Short-Term	$2,489,632
Long-Term	1,997,829
$4,487,461

The Fund utilized capital losses for the year ended August 31, 2017.

Short-Term	$21,520
Long-Term	978,998
$1,000,518

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2017, no such classifications were required.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2018, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commission and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation do not exceed 1.30% of the Fund’s average daily net assets (the “Expense Limitation Cap”).  For the six months ended February 28, 2018, expenses of $68,513 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed up to three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2018 (Unaudited)

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2018	$70,829
August 31, 2019	$156,656
August 31, 2020	$145,954
February 28, 2021	$68,513

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  Fees and expenses incurred for the six months ended February 28, 2018, and owed as of February 28, 2018 are as follows:

	Incurred	Owed
Administration	$20,002	$6,302
Accounting	$14,299	$4,679
Transfer Agency	$14,413	$4,635
Custody	$3,051	$1,458

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Fund also has a line of credit with US Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended February 28, 2018, the Fund was allocated $3,982 of the Trust’s Chief Compliance Officer fees.  As of February 28, 2018, fees of $1,311 were owed by the Fund to USBFS for Chief Compliance Officer services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017
Shares sold	119,996	373,110
Shares redeemed	(131,092)	(288,927)
Shares reinvested	188	668
Net increase (decrease)	(10,908)	84,851

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2018 (Unaudited)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 28, 2018, were $1,962,712 and $2,125,563, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. US Bank, custodian for the fund, and Quasar, distributor for the Fund, are wholly owned subsidiaries of USBFS. USBFS provides transfer agency, fund accounting and fund administration services to the Fund and is a subsidiary of US Bank. US Bank, for the benefit of its customers, holds more than 25% of the Fund’s outstanding shares, 78.09%, therefore, these entities are all considered affiliates of the Fund.

(9)	Line of Credit

At February 28, 2018, the Fund had a line of credit in the amount of the lessor of $2,500,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 10, 2018. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest was accrued at the prime rate of 4.25% from September 1, 2017 through December 13, 2017, and 4.50% thereafter. The credit facility is with the Fund’s custodian, US Bank. During the six months ended February 28, 2018, the Fund had borrowings on the line of credit on two days, with an average borrowing and interest rate on those days of $179,500 and 4.50%, respectively. Interest expense of $45 incurred during the period is included within other expenses on the Statement of Operations. The balance as of January 16, 2018 of $180,000 was the maximum amount of borrowings outstanding during the six months ended February 28, 2018. As of February 28, 2018, the Fund did not have any borrowings on the line of credit outstanding.

(10)	Subsequent Events

The Fund has evaluated events and transactions that have occurred subsequent to February 28, 2018 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended August 31, 2017, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2017, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	30	Professor,	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette University	(an open-end
				(2004–present);	investment
				Chair, Department	company with
				of Accounting,	three
				Marquette University	portfolios).
(2004–2017).

Gary A. Drska	Trustee	Indefinite	30	Pilot, Frontier/	Independent
615 E. Michigan St.		Term; Since		Midwest Airlines, Inc.	Trustee, USA
Milwaukee, WI 53202		August 22,		(airline company)	MUTUALS
Year of Birth: 1956		2001		(1986–present).	(an open-end
investment
company with
three
portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Jonas B. Siegel	Trustee	Indefinite	30	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing Director,	Trust (an open-
Year of Birth: 1943		2009		Chief Administrative	end investment
				Officer (“CAO”) and	company with
				Chief Compliance	one portfolio)
				Officer (“CCO”),	(2010–2016);
				Granite Capital	Independent
				International	Manager,
				Group, L.P.	Ramius IDF
				(an investment	fund complex
				management firm)	(two closed-
				(1994–2011).	end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	30	President	Trustee, USA
615 E. Michigan St.	and	Term; Since		(2017–present);	MUTUALS
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present);	company
				Executive	with three
				Vice President,	portfolios);
				U.S. Bancorp	Trustee, Buffalo
				Fund Services,	Funds (an
				LLC (1994–2017).	open-end
investment
company with
ten portfolios)
(2003–2017).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President, U.S.
Milwaukee, WI 53202	Officer,	July 1,		Bancorp Fund
Year of Birth: 1985	Vice	2017		Services, LLC
	President			(February 2017–
	and			present); Vice
	Anti-Money			President and
	Laundering			Assistant CCO,
	Officer			Heartland Advisors,
Inc. (December 2016–
January 2017); Vice
President and CCO,
Heartland Group, Inc.
(May 2016–November
2016); Vice President,
CCO and Senior
Legal Counsel (May
2016–November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–April
2016), Senior Legal
and Compliance
Counsel (2013–2015),
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		May 29,		Bancorp Fund
Year of Birth: 1981		2015		Services, LLC
(2012–present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the complete schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  5/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date 5/1/2018

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  5/1/2018

* Print the name and title of each signing officer under his or her signature.